EXHIBIT 99.1
                                                                    ------------


                                  PRESS RELEASE

CONTACT: Eric Andrus
         1-877-496-6704

                   CENTURY/ML CABLE VENTURE FILES PETITION FOR
                            CHAPTER 11 REORGANIZATION

                Company is a Venture Between Adelphia Subsidiary,
      Century Communications Corp., and ML Media Partners, L.P., and Holder
                 of a Cable Franchise in Levittown, Puerto Rico

          Century/ML Cable Remains Committed to Providing Uninterrupted
                      Cable Service to its 15,000 Customers

         Operations of Other Adelphia Systems in Puerto Rico Unaffected

COUDERSPORT, Pa., September 30, 2002 - Adelphia Communications Corporation (OTC:
ADELQ) announced today that Century/ML Cable Venture - a holder of the cable franchise in Levittown, Puerto Rico and a New York joint venture between Century Communications Corp., a wholly-owned indirect subsidiary of Adelphia, and ML Media Partners, L.P. - has filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. The petition was filed today in the U.S. Bankruptcy Court for the Southern District of New York.

Company Committed to Continuing Operations with No Interruptions in Service

Century/ML Cable Venture (CMLCV) remains committed to continue providing cable entertainment and services to its 15,000 customers in the communities of Toa Baja, Toa Alta and Catano. CMLCV expects that all post-petition obligations to local franchise authorities, vendors, employees and others will be satisfied in the normal course of business.

The joint venture, Adelphia and Century Communications, which holds a 50% interest in and manages the joint venture, are currently involved in litigation with the other venture partner, ML Media Partners.

"After carefully considering all of our options, we concluded that Chapter 11 protection would protect our creditors and allow for an orderly resolution of the litigation related issues facing the joint venture while enabling us to continue to provide quality service to our 15,000 customers," said Century Communications Vice President and Treasurer Chris Dunstan, who also serves as Executive Vice President and Chief Financial Officer



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of Adelphia. "The business is fundamentally sound and substantially current on its obligations to its vendors, and we expect to emerge from the proceedings fully able to maintain operations going forward."

CMLCV Employees to Continue to Receive Wages and Benefits

All of CMLCV's 18 current employees will continue to receive their wages, as well as health and welfare benefits, subject to Bankruptcy Court approval. The Company also has the resources to carry on day-to-day operations and will pay local franchise authorities and its vendors for post-petition obligations in the normal course of business.

Operations of Other Adelphia Systems in Puerto Rico Remain Unaffected

The subsidiary of CMLCV, Century-ML Cable Corporation, will not be affected by CMLCV's Chapter 11 filing. Cable services to Century-ML Cable Corporation's 130,000 customers in San Juan, Bayamon, Carolina, Guayanabo and Trujillo Alto will not be impacted by today's filing.

Background on Chapter 11

Chapter 11 of the United States Bankruptcy Code allows a company to continue operating its business and managing its assets in the ordinary course of business. Congress enacted Chapter 11 to encourage and enable a debtor business to continue to operate as a going concern, to preserve jobs and to maximize the recovery of all its stakeholders.

Adelphia is represented in its Chapter 11 cases by Willkie Farr & Gallagher.

About Adelphia

Adelphia Communications Corporation, with headquarters in Coudersport, Pennsylvania, is the sixth-largest cable television company in the country. It serves 3,500 communities in 32 states and Puerto Rico. It offers analog and digital cable services, high-speed Internet access (Adelphia Power Link), and other advanced services.

Cautionary Statement Regarding Financial and Operating Data
As a result of actions taken by the former management of Adelphia Communications Corporation (the "Company"): (a) the Company has not yet completed its financial statements as of or for the year ended December 31, 2001, or received its independent auditors' report thereon or filed with the Securities and Exchange Commission (the "Commission") its Form 10-K for the year ended December 31, 2001, (b) the Company's former independent auditors, Deloitte & Touche LLP, suspended their auditing work on the Company's financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the years ended December 31, 1999 and 2000; (c) the Company has not yet completed its financial statements as of and for the three months ended March 31, 2002 or June 30, 2002, or filed with the SEC its Form 10-Q for the quarters ended March 31, 2002 or June 30, 2002; and (d) the Company expects to restate its financial statements for the years ended December 31, 1999 and 2000, and its interim financial statements for 2001 and possibly other periods. Current management took control in May 2002 and has retained new independent auditors and begun the preparation of new financial statements for the periods in question; as a result of certain actions of prior management that the Company has previously disclosed, the Company is unable to predict at this time when such financial statements will be completed. In addition, current management believes that the public information provided by prior management on other matters of interest to investors, such as the Company's rebuild percentage (the percentage of the Company's cable television systems that the Company believes



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have been upgraded to current standards), was unreliable. As a result, the
Company anticipates that it may have to supplement the financial and other information contained in this press release and that such supplemental information may be material.

Cautionary Statement Regarding Forward Looking Statements
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding Adelphia Communications Corporation and its subsidiaries' (collectively, the "Company's") expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Commission, including its recently filed Current Reports on Form 8-K, the most recently filed Quarterly Report on Form 10-Q, the Form 10-K for the year ended December 31, 2000, and the most recent prospectus supplement filed under Registration Statement No. 333-64224, under the section entitled "Risk Factors" contained therein. Factors that may affect the plans or results of the Company include, without limitation: (a) the Company's filing of a petition for relief under Chapter 11 of the United States Bankruptcy Code; (b) the results of litigation against the Company including the recently filed civil complaint by the Commission and the potential for a criminal indictment of the Company; (c) the lack of substantial cable industry experience among certain members of the Company's senior management; (d) the effects of government regulations and the actions of local cable franchise authorities; (e) the availability of debtor-in-possession financing and surety bonds to support the Company's operations; (f) the results of the Company's internal investigation and the matters described above under "Cautionary Statement Regarding Financial and Operating Data"; (g) actions of the Company's competitors; (h) the pricing and availability of equipment, materials, inventories and programming; (i) product acceptance and customer spending patterns; (j) the Company's ability to execute on its business plans, to provide uninterrupted service to its customers and to conduct, expand and upgrades its networks; (k) technological developments; (l) matters relating to or in connection with the recent bankruptcy filing and proceedings of Adelphia Business Solutions, Inc.; (m) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete; (n) the movement of interest rates and the resulting impact on the Company's interest obligations with respect to its pre-petition bank debt; and (o) the delisting of Adelphia Communication Corporation's common stock by Nasdaq. Many of such factors are beyond the control of the Company and its management.

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